            ------------------------------------------------------
                            MEYERS PRIDE VALUE FUND
            ------------------------------------------------------


                                 ANNUAL REPORT

                                  May 31, 1998

                                      LOGO
                            Meyers Pride Value Fund

                              CHAIRWOMAN'S LETTER
-------------------------------------------------------------------------------

This Annual Report marks the second fiscal year for the Meyers Pride Value Fund. Assets in your Fund doubled during the year, reaching $3.12 million on May 31, 1998. For the fiscal year ended May 31, 1998, the Pride Value Fund had a total return of 20.56%. The average annual return since inception on June 13, 1996 was 21.86%. A more detailed discussion of the Fund's portfolio and performance follows this Letter in the Report on the Fund.

We have continued to expand our documented database of companies which follow the employment policies required by the social investment objective of the Fund. Since May 31, 1997, 47 new companies were added to this database of eligible investments as having verified and specifically stated non-discrimination policies in regards to sexual orientation. These policies form the base for creating a work environment which is safe for gay and lesbian employees. We are always encouraged to see companies which further expand their recognition of their gay and lesbian personnel. One such company owned by your Fund is Mobil Corporation, which announced in April 1998 that it was extending domestic partner benefits to its employees. This was particularly significant given the protest launched against the company over this decision. Mobil's commitment to doing the right thing increased the representation of companies offering domestic partner benefits to 27% of your Fund's portfolio. Other recent additions include Seagate Technology and A T & T, which recently reached an agreement with the unions representing its workforce to include domestic partner benefits beginning January 1, 1999.

As the fiscal year drew to a close, Meyers Capital Management, LLC, finalized three arrangements which will significantly expand marketing channels for the Meyers Pride Value Fund. First, BankBoston, the oldest bank in the United States (established in 1784), agreed to make a direct equity investment in MCM through its subsidiary BankBoston Development Company, LLC; the agreement was signed and funded in June. During the next year, MCM and BankBoston jointly will be developing and implementing a variety of marketing activities. Second, MCM finalized an agreement with E*TRADE, which operates the second largest electronic trading system in the country, to offer the Fund through its mutual fund trading system. Finally, the Meyers Pride Value Fund was selected as one of the initial investment products listed in PlanetOut's financial services section. The Fund will continue to expand its own website (www.pridefund.com) throughout the year, and we welcome your requests or suggestions in regards to the site's further development.

Thank you again for choosing the Meyers Pride Value Fund as one of your investment options.

/s/ Shelly J. Meyers

--------
This material is authorized for distribution only when preceded or accompanied by a prospectus. The Fund is distributed by BISYS Fund Services, LLP.

The views expressed in this letter reflect those of the Chairwoman through the end of the period covered by the report, as stated on the cover. The Chairwoman's views are subject to change based on market and other conditions.

                              REPORT ON THE FUND
-------------------------------------------------------------------------------

For the one year period incorporated in this Annual Report (June 1, 1997 to May 31, 1998), the Meyers Pride Value Fund had a total return of 20.5%. During the same period, the S&P 500 returned 30.7%, while the Dow Jones Industrial Average returned 21.4%. More specifically, for the first half of the current fiscal year ending November 30, 1997, the Fund returned 5.5% lagging the S&P 500 return of 13.6%, and for the second half of the fiscal year ending May 31, 1998, the Fund returned 15.1%, equaling the six month S&P 500 return of 15.1%. Since inception on June 13, 1996 through May 31,1998, the Fund has had an average annualized return of 21.8%.

The two most dominant economic themes the past fiscal year have been the continuing strength of the U.S. economy and the economic crisis in Asia. Both factors have had an impact on your Fund's portfolio. The strength of the domestic economy has had a positive impact on our retail and airline holdings, and we expect this trend to continue; consumer spending and travel expenditures continue to grow, providing solid earnings increases for these companies. Retail and airline stocks currently represent 14.6% and 4.2% of the portfolio, respectively. The slowdown in Asia's economic growth has put downward pricing pressure on some technology and energy products, and put future earnings performance into question. These areas are represented in the Fund by computer equipment/software and oil/gas stocks which currently represent 12.2% and 6.9% of the portfolio, respectively.

As at May 31, 1998, the Meyers Pride Value Fund had a total of forty-two stocks in the portfolio, and we anticipate that the portfolio will continue to consist of approximately forty to fifty-five holdings over the next twelve months. Of the forty-two stocks held in the portfolio at May 31, 1997, twenty-eight showed a positive return since purchase, and fourteen stocks were below initial cost basis. Twenty-three new positions were established since the prior year ending May 31, 1997, and twenty-one positions were sold during the current year. As at May 31, 1998, the top five equity holdings were: Reebok International (5.06%), Donna Karan (3.63%), Ann Taylor Stores (3.49%), Sears, Roebuck & Co. (3.17%), and Toys R Us (3.05%). The largest single percentage in the portfolio was cash at 5.72%. The top ten equity holdings represent approximately 34% of the total portfolio, a weighting consistent with all prior periods reported.

We believe the valuation and fundamental characteristics of the current portfolio fit the Fund's objective to invest in undervalued stocks that we believe will outperform the market over the long term. The top twenty-five holdings representing 68.6% of the total portfolio have a calendar year 1998 price/earnings (p/e), ratio of 21.4 vs. a p/e ratio of 22.7 for the S&P 500. We expect the difference to be even more pronounced for the calendar year 1999 price/earnings ratios, with the Meyers Pride Value Fund showing a p/e of 15.7 for our top twenty-five holdings, in contrast to an anticipated p/e ratio of
18.3 for the S&P 500. In addition, we believe that the compound annual growth rate (CAGR) of earnings of these top twenty-five holdings to be nearly twice that of the S&P 500, with the portfolio's CAGR currently projected at 14.4% vs. the 7.4% of the S&P 500. Three-quarters of our top twenty-five holdings are listed in the S&P 500. These figures are based on expected earnings and there is no guarantee that these results will be attained.

In regards to the stated social investment objective of the Pride Value Fund, the investment advisor to your Fund, Meyers Capital Management, LLC, ("MCM"), has continued to expand its documented database of companies which meet this objective, thereby ensuring a wider array of securities choices. During the past year, 47 companies have been added to the Fund's universe of eligible investments. In addition to determining the existence of non-discrimination policies, MCM remains in close contact with companies to evaluate the breadth of each company's policies. It is particularly exciting to see the upward trend in the implementation of domestic partner benefits throughout the country. The existence of proactive employee affinity groups often drive the demand for the expansion of benefits. Employees in these groups are fast becoming the leaders in showing corporate America that the expense of such policies is minimal and the rewards in employee loyalty and productivity provide a positive impact.
-------------------------
/1/The Standard & Poor's 500 is an unmanaged index that is generally thought to represent the US stock market.
/2/Past performance is no guarantee of future results; the investment return and principal value will fluctuate so that an investor's shares may be worth more or less than the original cost when redeeming. The returns set forth reflect the waiver of a portion of the Fund's fees. Without the waiver of fees the total return would have been lower.
/3/Portfolio holdings are accurate as of 5/31/98. Portfolio composition is subject to change.

                            Meyers Pride Value Fund

                    Meyers Pride Value Fund    Standard & Poor's 500 Stock Index
 6/13/96                     10,000                         10,000
 8/31/96                      9,500                          9,804
11/30/96                     10,880                         11,446.17
 2/28/97                     11,660                         12,013.9
 5/31/97                     12,230                         12,950.98
 8/31/97                     13,210                         13,790.21
11/30/97                     12,900                         14,710.01
 2/28/98                     14,358.53                      16,219.26
 5/31/98                     14,744.76                      16,924.8


                          Average Annual Total Return
                                                       Since
                                                     Inception
                                        1 Year       (6/13/96)

                        5/31/98         20.56%         21.86%



The Fund's performance is compared to the Standard & Poor's 500 Stock Index, which represents the performance of the U.S. stock market as a whole. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Meyers Pride Value Fund reflects the deduction of fees for these valued added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                            MEYERS PRIDE VALUE FUND
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                  MAY 31, 1998
--------------------------------------------------------------------------------

                                                    MARKET
 SHARES                                             VALUE
 ------                                           ----------
        COMMON STOCKS--88.6%
        Automotive--1.8%
    800 General Motors Corp.                      $   57,550
                                                  ----------
        Banking--5.6%
    500 Chase Manhattan Corp.                         67,968
  1,400 Golden State Bancorp, Inc.*                   53,638
    150 Wells Fargo & Co.                             54,225
                                                  ----------
                                                     175,831
                                                  ----------
        Beverages--2.1%
  1,500 Seagram Co. Ltd.                              65,906
                                                  ----------
        Computer Equipment & Software--12.2%
  3,000 Advanced Micro Devices, Inc.*                 58,500
    666 CommScope, Inc.*                              10,323
  5,600 General Semiconductor, Inc.*                  75,599
    600 Intel Corp.                                   42,863
    400 International Business Machines Corp.         46,950
 26,900 Midisoft Corp.*                               12,374
  2,700 Seagate Technology, Inc.*                     62,438
  1,800 Sun Microsystems, Inc.*                       72,112
                                                  ----------
                                                     381,159
                                                  ----------
        Diversified--2.3%
  1,700 Tenneco, Inc.                                 70,763
                                                  ----------
        Electric Utility--1.3%
  1,300 Otter Tail Power Co.                          41,600
                                                  ----------
        Electrical & Electronics--1.8%
  2,200 Arrow Electronics, Inc.*                      55,413
                                                  ----------
        Electronic Components/Instruments--4.9%
  3,000 General Instrument Corp.*                     71,438
  2,000 Polaroid Corp.                                81,125
                                                  ----------
                                                     152,563
                                                  ----------

    The accompanying notes are an integral part of the financial statements.

                            MEYERS PRIDE VALUE FUND
                 SCHEDULE OF PORTFOLIO INVESTMENTS, (continued)
                                  MAY 31, 1998
--------------------------------------------------------------------------------

                                                    MARKET
 SHARES                                             VALUE
 ------                                           ----------
        Financial Services--2.4%
   600  J.P. Morgan & Co., Inc.                   $   74,513
                                                  ----------
        Insurance--3.1%
   600  Lincoln National Corp.                        53,925
   900  NAC Re Corp.                                  42,019
                                                  ----------
                                                      95,944
                                                  ----------
        Manufacturing-Consumer Goods--5.1%
 5,500  Reebok International Ltd.*                   158,125
                                                  ----------
        Medical--Equipment & Supplies--1.8%
   900  Boston Scientific Corp.*                      57,375
                                                  ----------
        Medical--Hospital Management--4.7%
 2,880  Foundation Health Systems, Inc.--Cl. A*       87,660
   900  United HealthCare Corp.                       57,600
                                                  ----------
                                                     145,260
                                                  ----------
        Mining--2.7%
 7,700  Homestake Mining Co.                          83,738
                                                  ----------
        Oil/Gas--6.9%
 1,200  Amoco Corp.                                   50,175
   600  Atlantic Richfield Co.                        47,325
 1,400  Enron Corp.                                   70,175
   600  Mobil Corp.                                   46,800
                                                  ----------
                                                     214,475
                                                  ----------
        Pharmaceuticals--7.0%
 2,700  Agouron Pharmaceuticals, Inc.*                91,799
 1,300  Amgen, Inc.*                                  78,650
   400  Merck & Co., Inc.                             46,825
                                                  ----------
                                                     217,274
                                                  ----------
        Photography--2.5%
 1,100  Eastman Kodak Co.                            $78,513
                                                  ----------
        Retail--14.6%
 5,000  Ann Taylor Stores Corp.*                     109,062

    The accompanying notes are an integral part of the financial statements.

                            MEYERS PRIDE VALUE FUND
                 SCHEDULE OF PORTFOLIO INVESTMENTS, (continued)
                                  MAY 31, 1998
--------------------------------------------------------------------------------

                                                            MARKET
 SHARES                                                     VALUE
 -------                                                  ----------
   8,100 Donna Karan International, Inc.*                 $  113,399
   2,500 Lillian Vernon Corp.                                 43,438
   1,600 Sears, Roebuck & Co.                                 98,900
   3,600 Toys "R" Us, Inc.*                                   95,400
                                                          ----------
                                                             460,199
                                                          ----------
         Telecommunications--1.6%
     800 AT&T Corp.                                           48,700
                                                          ----------
         Transportation--Air--4.2%
   2,500 America West Holdings Corp.--Cl. B*                  70,781
     400 AMR Corp.*                                           61,575
                                                          ----------
                                                             132,356
                                                          ----------
         TOTAL COMMON STOCKS (COST $2,447,071)             2,767,257
                                                          ----------
         MONEY MARKET ACCOUNTS--5.7%
  68,839 Bank of New York Cash Reserve                        68,839
 110,000 Stagecoach Prime Money Market Fund                  110,000
                                                          ----------
         TOTAL MONEY MARKET ACCOUNTS (COST $178,839)         178,839
                                                          ----------
         TOTAL INVESTMENTS (COST $2,625,910) (A)--94.3%    2,946,096
         Other assets in excess of liabilities--5.7%         176,981
                                                          ----------
         NET ASSETS--100.0%                               $3,123,077
                                                          ==========

------------
  * non-income producing security.

(a) Represents aggregate cost for federal income tax purposes and is substantially the same as the identified cost and differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation      $458,750
   Unrealized depreciation      (138,564)
                                --------
   Net unrealized appreciation  $320,186
                                ========

    The accompanying notes are an integral part of the financial statements.

                            MEYERS PRIDE VALUE FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                                  MAY 31, 1998
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (cost $2,625,910)               $2,946,096
  Receivable from Investment Manager                        41,829
  Receivable from Administrator                             72,985
  Receivable for investments sold                           82,412
  Dividends and interest receivable                          5,277
  Deferred organizational costs                             99,133
  Prepaid expenses                                          21,603
                                                        ----------
    Total Assets                                                   $3,269,335
LIABILITIES:
  Payable for investments purchased                        100,385
  Payable for distribution fees                                674
  Other accrued liabilities                                 45,199
                                                        ----------
    Total Liabilities                                                 146,258
                                                                   ----------
NET ASSETS, APPLICABLE TO 240,637 SHARES OF BENEFICIAL
INTEREST                                                           $3,123,077
                                                                   ==========
NET ASSETS CONSIST OF:
  Capital                                                2,758,190
  Accumulated undistributed net realized gain on
  investments                                               44,701
  Net unrealized appreciation on investments               320,186
                                                        ----------
NET ASSETS                                                         $3,123,077
                                                                   ==========
NET ASSET VALUE PER SHARE                                          $    12.98
                                                                   ==========

    The accompanying notes are an integral part of the financial statements.

                            MEYERS PRIDE VALUE FUND
                            STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED MAY 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividend income                                               $  29,549
EXPENSES:
  Investment management fees                           $ 22,095
  Administration fees                                    26,390
  Distribution fees                                       5,524
  Audit fees                                             20,000
  Custodian fees                                         17,223
  Fund accounting fees                                   34,771
  Legal fees                                             28,926
  Organization expenses                                  33,014
  Printing fees                                          13,335
  Registration fees                                       8,321
  Transfer agent fees                                    35,232
  Trustees' fees                                         10,899
  Miscellaneous expenses                                 16,028
                                                       --------
    Total expenses before waivers/reimbursements                  271,758
    Less expenses waived                                          (22,095)
    Less expenses reimbursed                                     (206,577)
                                                                ---------
    Net Expenses                                                   43,086
                                                                ---------
NET INVESTMENT LOSS                                               (13,537)
                                                                ---------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments                      224,583
  Net change in unrealized appreciation on investments  178,305
                                                       --------
  Net realized and unrealized gain on investments                 402,888
                                                                ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $ 389,351
                                                                =========

    The accompanying notes are an integral part of the financial statements.

                            MEYERS PRIDE VALUE FUND
                      STATEMENTS OF CHANGES IN NET ASSETS

                                             YEAR ENDED  PERIOD ENDED
                                            MAY 31, 1998 MAY 31, 1997*
----------------------------------------------------------------------
OPERATIONS:
  Net investment loss                        $  (13,537)  $   (3,659)
  Net realized gain on investments              224,583       84,708
  Net change in unrealized appreciation on
  investments                                   178,305      141,881
                                             ----------   ----------
  Net increase in net assets resulting from
  operations                                    389,351      222,930
                                             ----------   ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions from net realized gain on
  investments                                  (247,632)          --
SHARES OF BENEFICIAL INTEREST:
  Net increase in net assets from shares of
  beneficial interest transaction             1,417,937    1,340,491
                                             ----------   ----------
  Net increase in net assets                  1,559,656    1,563,421
                                             ----------   ----------
NET ASSETS:
  Beginning of year                           1,563,421           --
                                             ----------   ----------
  End of year                                $3,123,077   $1,563,421
                                             ==========   ==========

--------
* Fund commenced operations on June 13, 1996.

    The accompanying notes are an integral part of the financial statements.

                            MEYERS PRIDE VALUE FUND
                         NOTES TO FINANCIAL STATEMENTS
                                 MAY 31, 1998
-------------------------------------------------------------------------------

1. ORGANIZATION. The Meyers Pride Value Fund (the "Fund") is a separate series of the Meyers Investment Trust (the "Trust"), a business trust organized under the laws of the State of Delaware. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940" Act), as an open-ended, no-load, diversified management investment company. The Fund's overall investment objective is to attain long-term capital appreciation by investing in a diversified portfolio of equity securities believed by the Investment Manager, as defined herein, to be under-valued but nevertheless fundamentally sound companies identified as generally having progressive policies towards gays and lesbians, but at a minimum having in place specifically stated policies against discrimination in hiring and promotion based upon sexual orientation. Prior to June 13, 1996 (commencement of operations), the Fund had no operations other than the sale of 10,003 shares of common stock at $10.00 per share, to initial seed capital investors.

Significant fee waivers and reimbursements were required to achieve an expense ratio of 1.95% during the current fiscal year. To the extent that the Fund does not increase net assets, the Fund is reliant upon the ability of the Investment Manager to continue to provide fee waivers and reimbursements. The Investment Manager is dependent upon achieving its goals, including increasing the Fund's net assets, in order to provide such support to the Fund. Inability by the Investment Manager to continue to provide fee waivers and reimbursements would result in an increase in net expenses and a corresponding decrease in net asset value per share.

2. SIGNIFICANT ACCOUNTING POLICIES. The following are significant accounting policies followed by the Fund in the preparation of these financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from these estimates.

A. SECURITY VALUATION. Equity securities held by the Fund are valued at the last sale price on the exchange on which they are primarily traded, or on the NASDAQ system for unlisted national market issues, or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities not reported on the NASDAQ system. Short-term obligations, with remaining maturities of less than sixty days, are valued at amortized cost, which approximates market value. Fund securities (other than short-term obligations with remaining maturities of less than sixty days) for which there are no such quotations or valuations, are valued at fair value as determined in good faith by or at the direction of the Fund's Board of Trustees.

B. SECURITY TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date, with realized gain or loss on the sale of investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

C. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends from net investment income and distributions of net realized gains are normally declared and paid annually by the Fund. The Fund records dividends and distributions to shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax

                            MEYERS PRIDE VALUE FUND
                  NOTES TO FINANCIAL STATEMENTS, (continued)
-------------------------------------------------------------------------------
regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. As of May
31, 1998, the following reclassifications have been made to increase accumulated undistributed net investment loss and decrease accumulated undistributed net realized gain on investments for $13,537.

D. FEDERAL INCOME TAXES. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

E. ORGANIZATION EXPENSES. Costs incurred in connection with the organization and initial registration of the Fund have been deferred and are being amortized over a sixty-month period, beginning with the Fund's commencement of operations. In the event any of the initial shares of the Fund are redeemed during the amortization period, the redemption proceeds will be reduced by the pro rata portion of any unamortized organizational expenses in the proportion that the number of shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

3. SECURITY TRANSACTIONS. Purchases and sales of securities for the year ended May 31, 1998, other than short-term securities, amounted to $1,669,093, and $771,715, respectively.

4. SHARES OF BENEFICIAL INTEREST. The Fund's Articles of Incorporation permit the Fund to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001). Transactions in shares and dollars were as follows:

                                    YEAR ENDED         PERIOD ENDED
                                   MAY 31, 1998       MAY 31, 1997*
                                ------------------- ------------------
                                 SHARES    AMOUNT   SHARES    AMOUNT
                                -------- ---------- ------- ----------
        Shares sold              121,262 $1,550,535 133,466 $1,407,673
        Shares reinvested         21,518    245,731      --         --
        Shares redeemed         (30,010)  (378,329) (5,599)   (67,182)
                                -------- ---------- ------- ----------
        Net increase in shares   112,770 $1,417,937 127,867 $1,340,491
                                ======== ========== ======= ==========

--------
* Fund commenced operations on June 13, 1996.

5. INVESTMENT MANAGEMENT, ADMINISTRATION, FUND ACCOUNTING, TRANSFER AGENCY AND DISTRIBUTION AGREEMENTS. The Investment Manager of the Fund, Meyers Capital Management, LLC, serves as the Fund's Investment Manager pursuant to an Investment Management Agreement ("Agreement"). Under the terms of the Agreement, the Investment Manager is entitled to receive a monthly fee of 1.00% of the average daily net assets of the Fund. The Investment Manager has agreed to waive all of its fee and to reimburse the Fund for expenses necessary to assist the Fund in maintaining a competitive expense ratio of 1.95% annualized of average daily net

                            MEYERS PRIDE VALUE FUND
                  NOTES TO FINANCIAL STATEMENTS, (continued)
-------------------------------------------------------------------------------
assets. For the year ended May 31, 1998, the Investment Manager earned fees of $22,095 and waived fees of $22,095. In addition, the Investment Manager reimbursed the Fund for all reimbursements other than those made by BISYS LP.

The Fund has entered into an Administration Agreement ("Agreement") with BISYS Fund Services Limited Partnership LP ("BISYS LP"), with whom certain officers and trustees of the Fund are affiliated, to provide administrative services. Affiliated officers and trustees are not paid any fees directly by the Fund for serving as officers and trustees of the Fund. Pursuant to the Agreement, BISYS LP provides certain administrative and managerial support services to the Fund. In consideration of which, through December 31, 1997, BISYS LP received an annual administration fee equal to 0.15% of the first $100 million in aggregate Fund assets, 0.10% for the next $400 million, 0.07% for the next $500 million and 0.06% for aggregate assets in excess of $1 billion. Effective January 1, 1998, the Agreement was amended such that BISYS LP shall receive a minimum administration fee of $60,000 per year. For the year ended May 31, 1998, BISYS LP earned administrative fees of $26,390. As Administrator for the Fund, BISYS LP has agreed to reimburse the Fund in the amount of $72,985.

The Fund has entered into a Fund Accounting Agreement ("Agreement") with BISYS Fund Services, Inc. ("BISYS"), an affiliate of BISYS LP, to provide the Fund with fund accounting services. Pursuant to the Agreement, BISYS maintains the Fund's books and records and calculates the Fund's net asset value on a daily basis. BISYS received a fee of $35,000 per year, plus reimbursement of out-of-pocket expenses. Effective January 1, 1998, the Agreement was amended such that BISYS shall receive a minimum fee of $30,000 per year, plus reimbursement of out-of-pocket expenses. For the year ended May 31, 1998, BISYS earned fund accounting fees of $34,771.

The Fund has entered into a Transfer Agency Agreement ("Agreement") with BISYS to provide the Fund and its shareholders dividend disbursing, registrar and transfer agency services. BISYS received a transfer agency fee of $15 per year for each shareholder of the Fund, subject to a $12,000 minimum per year. Effective January 1, 1998, the Agreement was amended such that BISYS receives a transfer agency fee of $21 per year for each shareholder of the Fund, subject to a $15,000 minimum per year. For the year ended May 31, 1998, BISYS earned and was reimbursed transfer agency fees for related out-of-pocket expenses in the amount of $28,030. In addition, the Fund incurred other transfer agency out-of-pocket expenses which totaled $7,202.

The Trustees of the Fund have adopted a Distribution Plan ("Plan") with respect to the Fund in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Plan, BISYS LP acts as the Fund's Distributor, and is responsible for facilitating the continuous sale or redemption of Fund shares. The Fund accrues daily and pays monthly up to 0.25% of the Fund's average daily net assets for services rendered in connection with the distribution of shares of the Fund.

6. FEDERAL INCOME INFORMATION (UNAUDITED). During the year ended May 31, 1998, the Fund declared mid term capital gain distributions in the amount of $40,002 and long-term capital gain distributions in the amount of $260.

For corporate shareholders 15.96% of the total ordinary income distributions paid during the fiscal year ended May 31, 1998 qualify for the corporate dividends received deduction.

                            MEYERS PRIDE VALUE FUND
                              FINANCIAL HIGHLIGHTS

                                                       YEAR ENDED  PERIOD ENDED
 (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)     MAY 31, 1998 MAY 31, 1997*
----------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF PERIOD                   $ 12.23       $ 10.00
                                                        -------       -------
 INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                                    (0.06)        (0.03)
   Net realized and unrealized gain on investments         2.36          2.26
                                                        -------       -------
   Total from investment operations                        2.30          2.23
 DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized gain on investments                       (1.55)           --
                                                        -------       -------
 NET ASSET VALUE, END OF PERIOD                         $ 12.98       $ 12.23
                                                        =======       =======
 TOTAL RETURN                                             20.56%        22.30%
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)             $ 3,123       $ 1,563
   Net investment loss before waivers/reimbursements     (10.96%)      (40.00%)(a)
   Net investment loss net of waivers/reimbursements      (0.61%)       (0.48%)(a)
   Expenses before waivers/reimbursements                 12.30%        41.61%(a)
   Expenses net of waivers/reimbursements                  1.95%         2.09%(a)
   Portfolio turnover rate                                39.00%        42.46%

--------
*Fund commenced operations on June 13, 1996.

(a) Annualized.

    The accompanying notes are an integral part of the financial statements.

                         INDEPENDENT AUDITORS' REPORT
-------------------------------------------------------------------------------

To the Shareholders and
 Board of Trustees of
 the Meyers Pride Value Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, as of May 31, 1998, and the related statement of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of May 31, 1998, by confirmation with the custodian and brokers and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Meyers Pride Value Fund at May 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

Columbus, Ohio
July 24, 1998

                            MEYERS PRIDE VALUE FUND
INVESTMENT MANAGER
Meyers Capital Management, LLC
8901 Wilshire Boulevard
Beverly Hills, CA 90211

DISTRIBUTOR AND ADMINISTRATOR
BISYS Fund Services Limited Partnership
3435 Stelzer Road
Columbus, OH 43219

FUND ACCOUNTING AGENT
AND TRANSFER AGENT
BISYS Fund Services, Inc.
3435 Stelzer Road
Columbus, OH 43219

CUSTODIAN
BNY Western Trust Company
700 South Flower Street, Suite 250
Los Angeles, CA 90017

LEGAL COUNSEL
Mayer, Brown & Platt
1675 Broadway, Suite 1900
New York, NY 10019

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
Two Nationwide Plaza
Columbus, OH 43215

7/98